SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 6, 1998
                                                  ----------------

                           MEDCARE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                      0-28790                  87-0429962B
--------                      -------                  -----------
(State or other               Commission               (IRS Employer
jurisdiction of               File Number)             Identification Number)
incorporation)

1515 West 22nd Street, Oak Brook, Illinois             60523
------------------------------------------             -----
(Address of principal executive offices)               (Zip Code)

Registrants telephone number, including area code (800) 611-3388
                                                  --------------

------------------------------------------------------------------------------
(Former name or former address,  if changed since last report.)

ITEM 5.  Other Events.

         On November 6, 1998, the Company issued 300,000 shares of its common stock at $5.00 per share to Lyons Capital Corp., a Bermuda corporation, with a warrant to purchase an additional 300,000 shares at $5.00 per share as an offering pursuant to Regulation D, Rule 506. The warrant is effective until October 14,2004. Copies of the subscription agreement and warrant are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MEDCARE TECHNOLOGIES, INC.


                                                           /s/ Jeffrey S. Aronin
                                                           ---------------------
                                            Jeffrey S. Aronin, President and CEO

                                                    Date       November 19, 1998